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                                                                   Exhibit 10(d)
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                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                    Home office: Houston, Texas

                                                      JOINT AND LAST SURVIVOR
                                                VARIABLE UNIVERSAL LIFE INSURANCE
                                                     SUPPLEMENTAL APPLICATION
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                                                  PART 1.  APPLICANT'S INFORMATION
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Supplement to the application on the life of ____________________  and _______________________ dated _____________________________.
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                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              PREMIUM    DEDUCTION                                             PREMIUM     DEDUCTION
                                            ALLOCATION  ALLOCATION                                            ALLOCATION  ALLOCATION
                                            ----------  ----------                                            ----------  ----------

AIM VARIABLE INSURANCE FUNDS, INC                                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
AIM V.I. International Equity Division (1)     ___%        ___%   Equity Growth Division (10)                      ___%       ___%
AIM V.I. Value Division (2)                    ___%        ___%   High Yield Division (11)                         ___%       ___%

AMERICAN GENERAL SERIES PORTFOLIO COMPANY                         PUTNAM VARIABLE TRUST
International Equities Division (3)            ___%        ___%   Putnam VT Diversified Income Division (12)       ___%       ___%
MidCap Index Division (4)                      ___%        ___%   Putnam VT Growth and Income Division (13)        ___%       ___%
Money Market Division (5)                      ___%        ___%   Putnam VT Int'l Growth and Income Division (14)  ___%       ___%
Stock Index Division (6)                       ___%        ___%
                                                                  SAFECO RESOURCE SERIES TRUST
DREYFUS VARIABLE INVESTMENT FUND                                  Equity Division (15)                             ___%       ___%
Quality Bond Division (7)                      ___%        ___%   Growth Division (16)                             ___%       ___%
Small Cap Division (8)                         ___%        ___%   VAN KAMPEN LIFE INVESTMENT TRUST
                                                                  Strategic Stock Division (17)                    ___%       ___%

MFS VARIABLE INSURANCE TRUST                                      AGL DECLARED FIXED INTEREST ACCOUNT (18)         ___%       ___%
MFS Emerging Growth Series (157)               ___%        ___%   Other: ________________________________          ___%       ___%
                                                                                                                   100%       100%
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                                                  PART 3.  DOLLAR COST AVERAGING
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DOLLAR COST AVERAGING: ($5,000 minimum beginning accumulation value) An amount can be systematically transferred from the Money
Market Division (5) and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 minimum, whole dollars only) from the AGSPC Money Market Division to the following division(s):
 (1)   AIM V.I. International Equity          $______                  (10)  Equity Growth                                 $______
 (2)   AIM V.I. Value                         $______                  (11)  High Yield                                    $______
 (3)   International Equities Index           $______                  (12)  Putnam VT Diversified Income                  $______
 (4)   MidCap Index                           $______                  (13)  Putnam VT Growth and Income                   $______
 (6)   Stock Index                            $______                  (14)  Putnam VT Int'l Growth and Income             $______
 (7)   Quality Bond                           $______                  (15)  Equity                                        $______
 (8)   Small Cap                              $______                  (16)  Growth                                        $______
 (9)   MFS Emerging Growth Series             $______                  (17)  Strategic Stock                               $______
                                                                       Other: ________________________________             $______
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                                                  PART 4.  AUTOMATIC REBALANCING
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AUTOMATIC REBALANCING: ($5,000 minimum beginning accumulation value) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the AGL Declared Fixed Interest Account has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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                                               PART 5. DEATH BENEFIT COMPLAINCE TEST
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                            [_] Guideline Premium                              [_] Cash Value Accumulation Test
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AGLC0093-99
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                                             AMERICAN GENERAL LIFE INSURANCE COMPANY
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                                                     PART 6.  SPECIFIED AMOUNT
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Base Coverage ______________________%                    Supplemental Coverage ________________________%
                                                 BOTH PERCENTAGES MUST EQUAL 100%.

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                                                 PART 7.  TELEPHONE AUTHORIZATION
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I (or we, if Joint Owners), hereby authorize AGL to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions given by:
(INITIAL APPROPRIATE BOX BELOW.)
[_]  Policy Owner(s)-if Joint Owners, either of us acting independently.

[_] Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations,  unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

[_]  INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.
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                                       PART 8. SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
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                                                                                                                     YES     NO
1.  Have you, the Proposed Insureds or Owners (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                         [_]     [_]
    (If "yes," please furnish the Prospectus dates.)
            Variable Universal Life Insurance Policy Prospectus:      _______________
            Supplements (if any):                                     _______________

2.  Do you understand that under the Policy applied for:

         a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
            INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                            [_]     [_]

         b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
            ACCOUNT, THE USL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?            [_]     [_]

         c. The Policy is designed to provide life insurance coverage and to allow for the accumulation of
            values in the Separate Account?                                                                           [_]     [_]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
    financial needs?                                                                                                  [_]     [_]

Signed at: ______________________________________________________________________            Date:_______________________________
           CITY                                                             STATE

  X__________________________________________________________        X____________________________________________________________
   SIGNATURE OF PRIMARY PROPOSED INSURED (REQUIRED)                   SIGNATURE OF REGISTERED REPRESENTATIVE

  X__________________________________________________________
   SIGNATURE OF OTHER PROPOSED INSURED (REQUIRED)

  X__________________________________________________________        _____________________________________________________________
   SIGNATURE OF OWNER (if different from Proposed Insured)           PRINT NAME OF BROKER/DEALER


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AGLC0093-99
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